Exhibit 10.10


                                 GANTOS, INC.
                            1996 STOCK OPTION PLAN

        1. Definitions: As used herein, the following terms shall have the following meanings:

               (a) "Plan" shall mean this Gantos, Inc. 1996 Stock Option
        Plan.

               (b) "Corporation" shall mean Gantos, Inc., a Michigan corporation, or any successor thereof.

               (c) "Committee" shall mean, with respect to administration of the Plan regarding Participants who are subject to Section 16(a) and
        (b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), a committee meeting the standards of Rule 16b-3 of the Rules and Regulations under the Exchange Act, or any similar successor rule, appointed by the Board of Directors of the Corporation to administer the Plan, or, if no such committee is appointed, the Board of Directors as a whole, and with respect to administration of the Plan regarding all other Participants, such committee or the Board of Directors of the Corporation as described above or such other committee or entity appointed by the Board of Directors of the Corporation.

               (d) "Participant" shall mean any individual designated by the Committee under Paragraph 4 hereof, for participation in the Plan.

               (e) "Nonqualified Option" shall mean an option to purchase Common Stock of the Corporation which meets the requirements set forth in the Plan but does not meet the definition of an incentive stock option set forth in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

               (f) "Incentive Option" shall mean an option to purchase Common Stock of the Corporation which meets the requirements set forth in the Plan and also meets the definition of an incentive stock option set forth in Section 422 of the Code.

               (g) "Stock appreciation right" shall mean a right to receive the appreciation in value, or a portion of the appreciation in value, of a specified number of shares of the Common Stock of the Corporation, as provided in Paragraph 9.

               (h) "Restricted stock award" shall mean a grant of Common Stock of the Corporation which is subject to restrictions against transfer, forfeiture and such other terms and conditions determined by the Committee, as provided in Paragraph 15.

        2. Administration: The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee is authorized to interpret the Plan, to promulgate, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for its administration. Interpretation and construction of any provision of the Plan by the Committee shall, unless otherwise determined by the Board of Directors of the


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Corporation, be final and conclusive. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee.

        3. Maximum Number of Shares Subject to Plan: The maximum number of shares with respect to which stock options or stock appreciation rights may be granted or which may be awarded as restricted stock under the Plan shall be 1,000,000 in the aggregate of the Common Stock of the Corporation, which may consist in whole or in part of the authorized and unissued or reacquired Common Stock of the Corporation. The number of shares with respect to which a stock appreciation right is granted, but not the number of shares which the Corporation delivers or could deliver to a Participant upon exercise of a stock appreciation right, shall be charged against the aggregate number of shares remaining available under the Plan; provided, however, that in the case of a stock appreciation right granted in conjunction with a stock option under circumstances in which the exercise of the stock appreciation right results in termination of the stock option and vice versa, only the number of shares subject to the stock option shall be charged against the aggregate number of shares remaining available under the Plan. If a stock option or stock appreciation right expires, is cancelled or terminates for any reason (other than termination as a result of the exercise of a related right) without having been fully exercised, or if shares of restricted stock are forfeited, the number of shares with respect to which the stock option or stock appreciation right was not exercised at the time of its expiration, cancellation or termination, and the number of forfeited shares of restricted stock, shall again become available for the grant of stock options or stock appreciation rights or the award of restricted stock under the Plan, unless the Plan shall have been terminated.

        If a dividend shall be declared upon the Common Stock of the Corporation payable in shares of Common Stock of the Corporation, the number of shares of Common Stock then subject to each outstanding stock option, stock appreciation right or restricted stock award and the number of shares reserved for issuance pursuant to the Plan but not yet covered by an option, stock appreciation right or restricted stock award shall be adjusted by adding to each such option, stock appreciation right, restricted stock award, or share the number of shares which would be distributable thereon if such share had been outstanding on the date fixed for determining the shareholders entitled to receive such stock dividend. In the event that the outstanding shares of the Common Stock of the Corporation shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation or otherwise, then there shall be substituted for each share of Common Stock subject to each outstanding stock option, stock appreciation right or restricted stock award and for each share of Common Stock reserved for issuance pursuant to the Plan but not yet covered by an option, stock appreciation right or restricted stock award, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged. In the event there shall be any change, other than as specified above in this Paragraph 3, in the number or kind of outstanding shares of Common Stock of the Corporation or of any stock or other securities into which such Common Stock shall have been changed or for which it shall have been exchanged, then if the Committee

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shall in its sole discretion determine that such change equitably requires an adjustment in the number or kind of shares theretofore reserved for issuance pursuant to the Plan but not yet covered by an option, stock appreciation right or restricted stock award and of the shares then subject to an option or options, stock appreciation rights or restricted stock awards, such adjustment shall be made by the Committee and shall be effective and binding for all purposes of the Plan and each stock option, stock appreciation right or restricted stock award agreement. In the case of any such substitution or adjustment as provided for in this Paragraph, the option price in each stock option agreement and the grant value in each stock appreciation right agreement for each share covered thereby prior to such substitution or adjustment will be the option price or grant value, as the case may be, for all shares of stock or other securities which shall have been substituted for such share or to which such share shall have been adjusted pursuant to this Paragraph. No adjustment or substitution provided for in this Paragraph 3 shall require the Corporation in any stock option, stock appreciation right or restricted stock award agreement to sell or issue a fractional share, and the total substitution or adjustment with respect to each stock option, stock appreciation right or restricted stock award agreement shall be limited accordingly.

        4. Participants: The Committee shall determine and designate from time to time, in its discretion, those key employees of the Corporation (or any subsidiary in which the Corporation owns directly or indirectly more than 50% of the total combined voting power of all classes of stock) to whom stock options, stock appreciation rights, or restricted stock are to be granted and who thereby become Participants under the Plan. Provided, however, that the members of any committee appointed by the Board of Directors to act as the Committee shall not be eligible to be Participants under the Plan while such persons are members of such a committee. Subject to adjustments as provided in the final paragraph of Paragraph 3, no Participant may be granted stock options or stock appreciation rights, or be awarded restricted stock, as to more than 500,000 shares of the Corporation's Common Stock in the aggregate in any fiscal year of the Corporation.

        5. Allotment of Shares: The Committee shall determine and fix the number of shares of stock with respect to which a Participant may be granted stock options and stock appreciation rights and the number of shares of restricted stock which a Participant may be awarded; provided, that no Incentive Option may be granted under the Plan to any one Participant which would result in the aggregate fair market value, determined on the date of option grant, of the underlying stock with respect to which incentive stock options are exercisable for the first time by such Participant during any calendar year (under all plans of the Corporation or any parent or subsidiary corporation of the Corporation) exceeding $100,000.

        6. Option Price: Subject to the rules set forth in this Paragraph 6, the Committee shall establish the option price at the time any stock option is granted. With respect to an Incentive Option, such option price shall not be less than 100% of the fair market value of the stock on the date on which such option is granted; provided, however, that with respect to an Incentive Option granted to an employee who at the time of the grant owns (after applying the attribution rules of Section 425(d) of the Code) more than 10% of the total combined voting

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stock of the Corporation or of any parent or subsidiary, the option price shall not be less than 110% of the fair market value of the stock on the date such option is granted. With respect to a Nonqualified Option, the option price shall not be less than the par value, if any, of the common Stock. Fair market value of a share shall be determined by the Committee and may be determined by taking the mean between the highest and lowest quoted selling prices of the Corporation's stock on any exchange or other market on which the shares of Common Stock of the Corporation shall be traded on such date. The option price will be subject to adjustment in accordance with the provisions of Paragraph 3 of the Plan.

        7. Granting and Exercise of Stock Options, Stock Appreciation Rights and Restricted Stock: The granting of stock options, stock appreciation rights and restricted stock hereunder shall be effected in accordance with determinations made by the Committee pursuant to the provisions of the Plan, by execution of instruments in writing in form approved by the Committee.

        Each stock option and stock appreciation right granted hereunder shall be exercisable at any such time or times or in any such installments as may be determined by the Committee in its discretion; provided that the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which Incentive Options are exercisable for the first time by a Participant during any calendar year shall not exceed $100,000. Except as provided in Paragraphs 11, 12 and 14, stock options and stock appreciation rights may be exercised only while the Participant is an employee of the Corporation or a subsidiary.

        Notwithstanding any other term or provision of this Plan, but subject to the requirements of the Code with respect to Incentive Options that are intended to remain Incentive Options, in connection with a Participant ceasing to be an employee of the Corporation or a subsidiary for any reason or in connection with a change in control of the Corporation, the stock option agreement or stock appreciation right agreement may provide for the acceleration of, or the Committee may accelerate, in its discretion (exercised at the date of the grant of the stock option or stock appreciation right or after the date of grant), in whole or in part, the time or times or installments with respect to which any stock option or stock appreciation right granted hereunder shall be exercisable in connection with termination of a Participant's employment with the Corporation or a subsidiary and/or in connection with a change in control of the Corporation, subject to any restrictions, terms and conditions fixed by the Committee either at the date of the award or at the date it exercises such discretion.

        Moreover, if a Participant who is granted a stock appreciation right is a person who is subject to Section 16(a) and (b) of the Exchange Act, then any election to exercise as well as any actual exercise of his stock appreciation right shall be made only in such a manner as to conform to the provisions of Rule 16b-3(e), if any, or any replacement rule, if any, adopted pursuant to the provisions of the Exchange Act.

        Successive stock options and stock appreciation rights may be granted to the same Participant whether or not the stock option or options and stock appreciation rights first granted

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to such Participant remain unexercised. A Participant may exercise an option or a stock appreciation right, if then exercisable, notwithstanding that stock options and stock appreciation rights granted to such Participant prior to the stock option or stock appreciation right then being exercised remain unexercised.

        8. Payment of Option Price: At the time of the exercise in whole or in part of any stock option granted hereunder, payment in full (a) in cash or,
(b) with the consent of the Committee, in its sole discretion, (i) in Common Stock of the Corporation, or (ii) by a promissory note payable to the order of the Corporation which is acceptable to the Committee, or (iii) by delivery of irrevocable instructions to a stockbroker to promptly deliver to the Corporation full payment for the shares with respect to which the stock option is exercised from the proceeds of the stockbroker's sale of, or loan against, some or all of the shares, shall be made by the Participant for all shares so purchased. Such payment may, with the consent of the Committee, also consist of a cash down payment and delivery of such a promissory note in the amount of the unpaid exercise price. No Participant shall have any of the rights of a shareholder of the Corporation under any such option until the actual issuance of shares to said Participant, and prior to such issuance no adjustment shall be made for dividends, distributions or other rights in respect of such shares, except as provided in Paragraph 3.

        9. Stock Appreciation Rights: Subject to the terms of the Plan, the Committee may grant stock appreciation rights to Participants either in conjunction with, or independently of, any stock options granted under the Plan. A stock appreciation right granted in conjunction with a stock option may be an alternative right wherein the exercise of the stock option terminates the stock appreciation right to the extent of the number of shares purchased upon exercise of the stock option and, correspondingly, the exercise of the stock appreciation right terminates the stock option to the extent of the number of shares with respect to which the stock appreciation right is exercised. Alternatively, a stock appreciation right granted in conjunction with a stock option may be an additional right wherein both the stock appreciation right and the stock option may be exercised. A stock appreciation right may not be granted in conjunction with an Incentive Option under circumstances in which the exercise of the stock appreciation right affects the right to exercise the Incentive Option or vice versa, unless the stock appreciation right, by its terms, meets all of the following requirements:

               (a) The stock appreciation right will expire no later than the Incentive Option;

               (b) The stock appreciation right may be for no more than the difference between the option price of the Incentive Option and the fair market value of the shares subject to the Incentive Option at the time the stock appreciation right is exercised;

               (c) The stock appreciation right is transferable only when the Incentive Option is transferable, and under the same conditions;

               (d) The stock appreciation right may be exercised only when the Incentive Option is eligible to be exercised; and

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               (e) The stock appreciation right may be exercised only when the fair market value of the shares subject to the Incentive Option exceeds the option price of the Incentive Option.

        Upon exercise of a stock appreciation right, a Participant shall be entitled to receive, without payment to the Corporation (except for applicable withholding taxes), an amount equal to the excess of or, in the sole discretion of the Committee, a portion of the excess of (i) the then aggregate fair market value of the number of shares with respect to which the Participant exercises the stock appreciation right, over (ii) the aggregate fair market value of such number of shares at the time the stock appreciation right was granted. This amount shall be payable by the Corporation, in the sole discretion of the Committee (which discretion the Committee may exercise at the date of grant or at the date of exercise, or may delegate to the Participant), in cash, in shares of Common Stock of the Corporation or any combination thereof.

        10. Non-transferability of Stock Options and Stock Appreciation
Rights: To the extent required by Rule 16b-3 under the Exchange Act, or any successor rule, but only with respect to stock options and stock appreciation rights granted to Participants who are subject to Section 16(a) and (b) of the Exchange Act, to the extent required by Section 422 of the Code, or any successor section, but only with respect to Incentive Options, or to the extent determined by the Committee (either by resolution or by a provision in, or amendment to, the option), no stock option or stock appreciation right granted under the Plan to a Participant shall be transferable by such Participant otherwise than by will, or the laws of descent and distribution, and such option or stock appreciation right shall be exercisable, during the lifetime of the Participant, only by the Participant.

        11. Death of Participant: Subject to the other provisions of this Plan, including, without limitation, Paragraph 7, if the employment of a Participant by the Corporation, or a subsidiary thereof, is terminated by the death of such Participant, an option and a stock appreciation right, to the extent that it is exercisable by the Participant at the date of death, may be exercised within 12 months of death, but in no event subsequent to the expiration date of the option or stock appreciation right, by the legal representative of the Participant's estate or the person or persons to whom the rights of the Participant shall pass by will or by the laws of descent and distribution; provided, that notwithstanding any other term or provision of the Plan to the contrary, the Committee may, in its sole discretion, either by resolution or by a provision in, or amendment to, the option, grant the right to exercise all or any portion of any Nonqualified Option for any period determined by the Committee ending on or before the expiration date of such Nonqualified Option notwithstanding the termination of the Participant's employment by the Corporation or a subsidiary due to the death of such Participant, subject to any restrictions, terms and conditions fixed by the Committee either at the date of the award or at the date it exercises such discretion.

        12. Permanent Disability: Subject to the other provisions of this Plan, including, without limitation, Paragraph 7, if the employment of a Participant by the Corporation, or a subsidiary thereof, is terminated due to the permanent disability of such Participant, such Participant shall have the right for a period of three months following such termination, but in no event

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subsequent to the expiration date of the option or stock appreciation right, to exercise that portion of the option or stock appreciation right, if any, which is exercisable by such Participant at the date of termination of employment; provided, that notwithstanding any other term or provision of the Plan to the contrary, the Committee may, in its sole discretion, either by resolution or by a provision in, or amendment to, the option, grant the right to exercise all or any portion of any Nonqualified Option for any period determined by the Committee ending on or before the expiration date of such Nonqualified Option notwithstanding the termination of the Participant's employment by the Corporation or a subsidiary due to the permanent disability of such Participant, subject to any restrictions, terms and conditions fixed by the Committee either at the date of the award or at the date it exercises such discretion.

        13. Continuance of Employment: The Committee may require, in its discretion, that any Participant under the Plan to whom a stock option or stock appreciation right shall be granted shall agree in writing as a condition of the granting of such stock option or stock appreciation right to remain in the employ of the Corporation or a subsidiary for a designated minimum period from the date of the granting of such stock option or stock appreciation right as shall be fixed by the Committee.

               Nothing contained in the Plan or in any stock option, stock appreciation right or restricted stock award granted or awarded pursuant to the Plan, nor any action taken by the Committee hereunder, shall confer upon any Participant any right with respect to continuation of employment by the Corporation or a subsidiary nor interfere in any way with the right of the Corporation or a subsidiary to terminate such person's employment at any time.

        14. Termination or Expiration of Options: Subject to the other provisions of this Plan, including, without limitation, Paragraph 7, all rights to exercise stock options and stock appreciation rights granted under this Plan shall terminate if any Participant ceases to be an employee of the Corporation or a subsidiary for any cause other than death or permanent disability; provided, however, that notwithstanding any other term or provision of the Plan to the contrary, the Committee may, in its sole discretion, either by resolution or by a provision in, or amendment to, the option or stock appreciation right agreement, grant the right to exercise all or portion of any option or stock appreciation right for any period determined by the Committee ending on or before the expiration date of such option or stock appreciation right notwithstanding the termination of the Participant's employment by the Corporation or a subsidiary due to the Participant's retirement, resignation or any other cause, subject to any restrictions, terms and conditions fixed by the Committee either at the date of the award or at the date it exercises such discretion, except that Incentive Options that are intended to remain Incentive Options and related stock appreciation rights may not be exercised more than three months after such termination.

        If not sooner terminated, each stock option and stock appreciation right granted hereunder shall expire not more than 10 years from the date of the granting thereof; provided that, with respect to an Incentive Option or a related stock appreciation right granted to an employee who, at the time of the grant, owns (after applying the attribution rules of Section 425(d) of the Code) more than 10% of the total combined voting stock of all classes of stock of the Corporation or of any parent or subsidiary, such option and stock appreciation right shall expire not more than five (5) years after the date of granting thereof.

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        15. Restricted Stock Awards: Subject to the terms of the Plan, the
Committee may award shares of restricted stock to Participants. All shares of restricted stock granted to Participants under the Plan shall be subject to the following terms and conditions (and to such other terms and conditions prescribed by the Committee):

               (a) At the time of each award of restricted shares, there shall be established for the shares a restricted period, which may be zero days and shall be no greater than ten years. Such restricted period may differ among Participants and may have different expiration dates with respect to portions of shares covered by the same award.

               (b) Shares of restricted stock awarded to Participants may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered during the restricted period applicable to such shares. Except for such restrictions on transfer, a Participant shall have all of the rights of a shareholder in respect of restricted shares awarded to him including, but not limited to, the right to receive any dividends on, and the right to vote, the shares.

               (c) Except as otherwise provided in Paragraph 15(d), if a Participant ceases to be an employee of the Corporation or a subsidiary for any reason, all shares theretofore awarded to the Participant which are still subject to the restrictions imposed by Paragraph 15(b) shall upon such termination of employment be forfeited and transferred back to the Corporation, without payment of any consideration by the Corporation.

               (d) If a Participant ceases to be an employee of the Corporation or a subsidiary for any reason, the restricted stock award agreement may provide for the release of, or the Committee may release, in its discretion (exercised at the date of award or after the date of award), some or all of the shares from the restrictions, subject to any restrictions, terms and conditions fixed by the Committee either at the date of the award or at the date it exercises such discretion.

               (e) Stock certificates shall be issued in respect of shares of restricted stock awarded hereunder and shall be registered in the name of the Participant. Such certificates shall be deposited with the Corporation or its designee, together with a stock power endorsed in blank by the Participant, and, in the discretion of the Committee, a legend shall be placed upon such certificates reflecting that the shares represented thereby are subject to restrictions against transfer and forfeiture.

               (f) At the expiration of the restricted period applicable to the shares, the Corporation shall deliver to the Participant or the legal representative of the Participant's estate the stock certificates deposited with it or its designee and as to which the restricted period has expired. If a legend has been placed on such certificates, the Corporation shall cause such certificates to be reissued without the legend.


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        In the case of events such as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Corporation, any stock, securities or other property which a Participant receives or is entitled to receive by reason of his ownership of restricted shares shall, unless otherwise determined by the Committee, be subject to the same restrictions applicable to the restricted shares and shall be deposited with the Corporation or its designee.

        16. Investment Purpose: If the Committee in its discretion determines that as a matter of law such procedure is or may be desirable, it may require a Participant, upon any acquisition of stock hereunder (whether by reason of the exercise of stock options or stock appreciation rights or the award of restricted shares) and as a condition to the Corporation's obligation to issue or deliver certificates representing such shares, to execute and deliver to the Corporation a written statement, in form satisfactory to the Corporation, representing and warranting that the Participant's acquisition of shares of Common Stock shall be for such person's own account, for investment and not with a view to the resale or distribution thereof and that any subsequent offer for sale or sale of any such shares shall be made either pursuant to (a) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with respect to the shares being offered and sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Participant shall, prior to any offer for sale or sale of such shares, obtain a favorable written opinion from counsel for or approved by the Corporation as to the availability of such exemption.

        The Corporation may endorse an appropriate legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Participant under the Plan.

        17. Withholding Payments: If, upon the exercise of any Nonqualified Option or stock appreciation right, or upon the award of restricted stock or the expiration of restrictions applicable to restricted stock, or upon a disqualifying disposition within the meaning of Section 422 of the Code of shares of Common Stock acquired upon exercise of an Incentive Option, there shall be payable by the Corporation any amount for income tax withholding, in the Committee's sole discretion, either the Corporation shall appropriately reduce the amount of stock or cash to be delivered or paid to the Participant or the Participant shall pay such amount to the Corporation to reimburse the Corporation for such income tax withholding.

        18. Effectiveness of Plan: The Plan shall be effective on the date the Board of Directors of the Corporation adopts the Plan, provided that the shareholders of the Corporation approve the Plan within 12 months before or after its adoption by the Board of Directors. Stock options, stock appreciation rights and restricted stock may be granted or awarded prior to shareholder approval of the Plan, but each such stock option, stock appreciation right or restricted stock grant or award shall be subject to shareholder approval of the Plan. No stock option or stock appreciation right may be exercised prior to shareholder approval, and any restricted stock awarded is subject to forfeiture if such shareholder approval is not obtained.


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        19. Termination, Duration and Amendments of Plan: The Plan may be
abandoned or terminated at any time by the Board of Directors of the Corporation. Unless sooner terminated, the Plan shall terminate on the date ten years after the earlier of its adoption by the Board of Directors or its approval by the shareholders of the Corporation, and no stock options, stock appreciation rights or restricted stock may be granted or awarded thereafter. The termination of the Plan shall not affect the validity of any stock option, stock appreciation right or restricted stock which is outstanding on the date of termination.

        For the purpose of conforming to any changes in applicable law or governmental regulations, or for any other lawful purpose, the Board of Directors shall have the right, with or without approval of the shareholders of the Corporation, to amend or revise the terms of the Plan, or any stock option, stock appreciation right or restricted stock award agreement under this Plan, at any time; provided, however, that (i) to the extent required by Rule 16b-3 under the Exchange Act, or any successor rule, but only with respect to amendments or revisions affecting Participants who are subject to
Section 16(a) and (b) of the Exchange Act, to the extent required by Section 162(m) of the Code and related regulations, or any successor rule, but only with respect to amendments or revisions affecting Participants whose compensation is subject to Section 162(m) of the Code, and to the extent required by Section 422 of the Code, or any successor section, but only with respect to Incentive Options, no such amendment or revision shall increase the maximum number of shares in the aggregate which are subject to the Plan (subject, however, to the provisions of Paragraph 3), change the class of persons eligible to be Participants under the Plan or materially increase the benefits accruing to Participants under the Plan, without approval or ratification of the shareholders of the Corporation, and (ii) no such amendment or revision shall change the option price (except as contemplated by Paragraph 3) or alter or impair any stock option, stock appreciation right, or restricted stock which shall have been previously granted or awarded under the Plan, without the consent of the holder thereof.

        As adopted by the Board of Directors on March 19, 1996.



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